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                                 EXHIBIT 10.A.1
                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under caption 3.A, Selected Consolidated Financial Data, and the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan of Biovail Corporation of our reports dated February 26, 2001, with respect to the consolidated financial statements of Biovail Corporation prepared in accordance with Canadian generally accepted accounting principles and United States generally accepted accounting principles that are included in the Annual Report (Form 20-F), dated May 24, 2001, for the year ended December 31, 2000.

Toronto, Canada                                            /s/ ERNST & YOUNG LLP
May 24, 2001                                               Chartered Accountants

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